CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 CURRENT REPORT

         Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                                 August 19, 2004
                                 Date of Report
                        (Date of Earliest Event Reported)

                           Commission File No. 0-29935

                      Micro Bio-Medical Waste Systems, Inc.
             (Exact name of Registrant as specified in its charter)

          Nevada, USA                                        33-0677140
  ------------------------                     ---------------------------------
  (State of Incorporation)                     (IRS Employer Identification No.)

             20700 Ventura Blvd. Suite 227, Woodland Hills CA 91364
             ------------------------------------------------------
               (Address of principal executive offices)(Zip Code)

        Company's telephone number, including area code: (818) 227-9494
                                                         --------------

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ITEM  4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

Malone & Bailey, PLLC (the "Former Accountant") was dismissed on August 19, 2004 as Micro Bio-Medical Waste Systems, Inc.'s independent auditors. Malone & Bailey's report dated April 19, 2004, Micro Bio-Medical Waste Systems, Inc.'s balance sheet of Micro Bio-Medical Waste Systems, Inc. as of December 31, 2003, and the related statements of operations, stockholders' equity, and cash flows for each of the two years then ended, did not contain an adverse opinion or disclaimer of opinion, or qualification or modification as to uncertainty, audit scope, or accounting principles, except that the report indicated that the Company has suffered recurring losses and its need to raise additional capital that raise substantial doubt about its ability to continue as a going concern.

In connection with the audit of Micro Bio-Medical Waste Systems, Inc.'s financial statements, and in the subsequent interim period, there were no disagreements with Malone & Bailey, PLLC on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Malone & Bailey PLLC would have caused Malone & Bailey, PLLC to make reference to the matter in their report. Micro Bio-Medical Waste Systems, Inc. has requested Malone & Bailey, PLLC to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 19, 2004 is filed as
Exhibit 16 to this Form 8-K. Lopez, Blevins, Bork & Associates, L.L.P. was engaged on August 19, 2004 as Micro Bio-Medical Waste Systems, Inc.'s principal accountant to audit the financial statements of Micro Bio-Medical Waste Systems, Inc. The decision to change accountants was recommended by the Audit Committee of the Board of Directors of Micro Bio-Medical Waste Systems, Inc. and approved by the Board of Directors.

During the years ended December 31, 2003 and 2002 and subsequent to December 31, 2003 through the date hereof, neither Micro Bio-Medical Waste Systems, Inc. nor anyone on its behalf consulted with Lopez, Blevins, Bork & Associates, L.L.P. regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Micro Bio-Medical Waste Systems, Inc.'s consolidated financial statements, nor has Lopez, Blevins, Bork & Associates, L.L.P. provided to Micro Bio-Medical Waste Systems, Inc. a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v), respectively, of Regulation S-K with Micro Bio-Medical Waste Systems, Inc.'s former accountant.

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Micro Bio-Medical Waste Systems, Inc. has requested Lopez, Blevins, Bork &
Associates, L.L.P. review the disclosure in this report on Form 8-K and provided Lopez, Blevins, Bork & Associates, L.L.P. the opportunity to furnish Micro Bio-Medical Waste Systems, Inc. with a letter addressed to the Commission containing any new information, clarification of Micro Bio-Medical Waste Systems, Inc.'s expression of its views, or the respects in which Lopez, Blevins, Bork & Associates, L.L.P. does not agree with the statements made by Micro Bio-Medical Waste Systems, Inc. in this report. Lopez, Blevins, Bork & Associates, L.L.P. has advised Micro Bio-Medical Waste Systems, Inc. that no such letter need be issued.

ITEM  5. Other Events and Regulation FD Disclosure.

The Company's president, Stephen Cummins, has resigned and been replaced by CFO Charles Smith. In addition, the Company has approved a 30-to-1 reverse stock split effective August 19, 2004 and the Company's symbol has changed to "MBMW".

ITEM  7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) EXHIBITS

16.1 Letter from Malone & Bailey, PLLC regarding change in certifying accountant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Micro Bio-Medical Waste Systems, Inc.

By:      /s/ Charles Smith
         --------------------------
         Name Charles Smith
         Chief Executive Office

Dated:  August 19, 2004